Investments	6 Months Ended
Jun. 30, 2016
Business Combinations [Abstract]
Investments
Investments

a)	Teekay LNG - Bahrain LNG Joint Venture

In December 2015, Teekay LNG entered into an agreement with National Oil & Gas Authority (or Nogaholding), Samsung C&T (or Samsung) and Gulf Investment Corporation (or GIC) to form a joint venture, Bahrain LNG W.L.L. (or the Bahrain LNG Joint Venture), for the development of an LNG receiving and regasification terminal in Bahrain. The Bahrain LNG Joint Venture is a joint venture between Nogaholding (30%), Teekay LNG (30%), Samsung (20%) and GIC (20%). The project will include an offshore LNG receiving jetty and breakwater, an adjacent regasification platform, subsea gas pipelines from the platform to shore, an onshore gas receiving facility, and an onshore nitrogen production facility with a total LNG terminal capacity of 800 million standard cubic feet per day and will be owned and operated under a 20-year agreement commencing in late-2018 with an estimated fully-built up cost of approximately $885.0 million, which will be funded by the Bahrain LNG Joint Venture through a combination of equity capital and project-level debt through a consortium of regional and international banks. Teekay LNG will supply a floating storage unit (or FSU) in connection with this project, which will be modified specifically from one of the Teekay LNG’s nine M-type, Electronically Controlled Gas Injection (or MEGI) LNG carrier newbuildings ordered from Daewoo Shipbuilding & Marine Engineering Co., through a 20-year time-charter contract with the Bahrain LNG Joint Venture.

b)	Teekay Tankers - Principal Maritime

In August 2015, Teekay Tankers agreed to acquire 12 modern Suezmax tankers from Principal Maritime Tankers Corporation (or Principal Maritime). All 12 of the vessels were delivered in 2015 for a total purchase price of $661.3 million, consisting of $612.0 million in cash and approximately 7.2 million shares of Teekay Tankers’ Class A common stock with a value of $49.3 million. To finance the cash portion of the acquisition price, Teekay Tankers secured a $397.2 million loan facility which matured in January 2016, and which was refinanced as part of a comprehensive Teekay Tankers refinancing in January 2016 (see note 8). The loan was fully drawn as of December 31, 2015. In addition, Teekay Tankers issued approximately 13.6 million shares of its Class A common stock for net proceeds of approximately $90.6 million, including approximately 4.5 million shares which were issued to Teekay Parent. Teekay Tankers financed the remainder of the cash purchase price with existing liquidity.

c)	Teekay Tankers - Ship-to-Ship Transfer Business

In July 2015, Teekay Tankers acquired a ship-to-ship transfer business (or SPT) from a company jointly-owned by Teekay and a Norway-based marine transportation company, I.M. Skaugen SE, for a cash purchase price of $47.3 million (including $1.8 million for working capital). To finance this acquisition, Teekay subscribed for approximately 6.5 million shares of Teekay Tankers’ Class B common stock at a subscription price of approximately $6.99 per share. SPT provides a full suite of ship-to-ship transfer services in the oil, gas and dry bulk industries. In addition to full service lightering and lightering support, SPT also provides consultancy, terminal management and project development services. This acquisition establishes Teekay Tankers as a leading global company in the ship-to-ship (or STS) transfer business, which is expected to increase Teekay Tankers’ fee-based revenue and its overall fleet utilization. As at July 31, 2015, SPT owned and operated a fleet of six STS support vessels and had one chartered-in Aframax tanker.

The acquisition of SPT was accounted for using the acquisition method of accounting, based upon estimates of fair value.

The following table summarizes the final estimates of fair values of the SPT assets acquired and liabilities assumed by Teekay Tankers on the acquisition date. Such estimates of fair value were finalized in the first quarter of 2016 and resulted in an increase in goodwill of $8.1 million and a decrease in intangible assets by $8.4 million from preliminary estimates. Such changes did not have a material impact to the Company’s statements of loss for the three and six months ended June 30, 2016.

As at
July 31, 2015
ASSETS	$
Cash, cash equivalents and short-term restricted cash	1,292
Accounts receivable	10,332
Prepaid expenses and other current assets	3,763
Vessels and equipment	6,475
Other assets	143
Intangible assets subject to amortization
Customer relationships(1)	17,901
Customer contracts(1)	4,599
Goodwill(2)	8,059
Total assets acquired	52,564
LIABILITIES
Accounts payable	(3,650)
Accrued liabilities	(3,276)
Total liabilities assumed	(6,926)
Net assets acquired(3)	45,638

(1)
The customer relationships and customer contracts are being amortized over a weighted average amortization period of 10 years and 7.6 years, respectively. As at June 30, 2016, the gross carrying amount, accumulated amortization and net carrying amount were $22.5 million, $3.1 million and $19.4 million, respectively.

(2)	Goodwill recognized from this acquisition attributed to the Company’s Teekay Tankers Segment - Conventional tankers.

(3)
Prior to the SPT acquisition date, SPT had in-chartered the SPT Explorer from the Company. Of the SPT acquisition purchase price, $1.4 million was allocated to the settlement of this pre-existing relationship. Such amount has been accounted for as a reduction to revenue on the SPT acquisition date.

Operating results of SPT are reflected in the Company’s consolidated financial statements commencing July 31, 2015, the effective date of acquisition. Pro forma revenues and net income as if the acquisition of SPT had occurred at the beginning of 2015 would not be materially different than actual operating results reported. The Company’s prior 50% interest in SPT was remeasured to its estimated fair value on the acquisition date and the resulting gain of $8.7 million was recognized in equity income in July 2015.